METROPOLITAN SERIES FUND

SUPPLEMENT DATED NOVEMBER 21, 2013

TO THE

PROSPECTUS DATED APRIL 29, 2013

DAVIS VENTURE VALUE PORTFOLIO

The Board of Trustees of Metropolitan Series Fund (the “Fund”) has approved a change of subadviser for the Davis Venture Value Portfolio (the “Portfolio”) from Davis Selected Advisers, L.P. (“Davis”) to Wellington Management Company, LLP (“Wellington Management”) to be effective on or about February 3, 2014, pursuant to a new subadvisory agreement between the Fund’s investment adviser, MetLife Advisers, LLC, and Wellington Management. Effective on or about February 3, 2014, the name of the Portfolio will change to WMC Core Equity Opportunities Portfolio, and, unless noted otherwise below, all references to the former name of the Portfolio contained in the Prospectus will change to the Portfolio’s new name and references in the Portfolio’s Prospectus to Davis will change to Wellington Management. The Insurance Companies (as defined in the Prospectus) may temporarily continue to refer to Davis in their forms and communications until such documents can be revised.

In connection with the changes described above, the following changes to the Portfolio’s Prospectus are effective on or about February 3, 2014:

In the Portfolio Summary, the disclosure in the section entitled “Investment Objective” is deleted in its entirety and replaced with the following:

Seeks to provide a growing stream of income over time and, secondarily, long-term capital appreciation and current income.

In the Portfolio Summary, the Annual Portfolio Operating Expenses table in the section entitled “Fees and Expenses of the Portfolio” is deleted in its entirety and replaced with the following:

	Class A	Class B	Class E
Management Fee	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses	0.03%	0.03%	0.03%

Total Annual Portfolio Operating Expenses	0.73%	0.98%	0.88%
Fee Waiver*	(0.11%)	(0.11%)	(0.11%)

Net Operating Expenses	0.62%	0.87%	0.77%

*	Restated to reflect that MetLife Advisers, LLC (“MetLife Advisers”) has contractually agreed, for the period on or about February 3, 2014 through April 30, 2014, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.630% for the first $500 million of the Portfolio’s average daily net assets, 0.605% for the next $500 million, 0.580% for the next $3.5 billion and 0.555% for amounts over $4.5 billion. In addition, MetLife Advisers has agreed, for the period from on or about February 3, 2014 through April 30, 2014, to waive a portion of the Management Fee reflecting a portion of the savings from the application of a discount to the aggregate subadvisory fees payable by MetLife Advisers to Wellington Management that is calculated when the assets of the Portfolio are aggregated with those of certain other portfolios. These arrangements may be modified or discontinued prior to April 30, 2014, only with the approval of the Board of Trustees of the Portfolio.

In the Portfolio Summary, the disclosure in the section entitled “Example” is deleted in its entirety and replaced with the following:

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that all fee waivers for the Portfolio will expire after April 30, 2014. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$64	$223	$396	$899
Class B	$89	$303	$533	$1,196
Class E	$79	$271	$479	$1,078

In the Portfolio Summary, the disclosure in the section entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

Wellington Management Company, LLP (“Wellington Management “), subadviser to the Portfolio, utilizes an investment approach in managing the Portfolio that seeks to provide total returns in excess of the broader market as represented by the Russell 1000® Index over the long term by identifying companies that are expected to consistently return cash to shareholders in the form of a growing dividend. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities. Equity securities include common stocks, preferred stocks, securities convertible into common or preferred stocks, American Depositary Receipts (“ADRs”), rights and warrants.

The investment process that Wellington Management uses to manage the Portfolio is based on the belief that above-average growth in dividends is an effective and often overlooked indicator of high quality, shareholder-oriented companies that produce consistent, above-average returns over time with lower volatility than the broad market. In order to grow dividends, Wellington Management believes companies need to produce not only growth in reported earnings, but also growth in free cash flow, which requires prudent management of balance sheet accruals as well as margins. In Wellington Management’s view companies also need to allocate free cash flow effectively by reinvesting capital selectively and returning excess capital to shareholders. Historically, companies which have returned excess capital to shareholders via dividends have produced higher returns on capital over time. Wellington Management believes that a portfolio of high-quality stocks with superior prospects for dividend growth, selling at reasonable valuation levels, can produce superior total returns over time.

Leveraging the firm’s global industry analysts, the portfolio manager focuses on identifying high-quality companies that have the ability, propensity, and commitment to return capital to shareholders in the form of a growing dividend. From a financial perspective, the approach seeks to identify companies with a below average debt-to-capital ratio relative to their industry, higher than average and improving returns on capital, modest reinvestment needs, positive balance sheet trends, and free cash flow conversion. The unifying characteristic among the companies held in the Portfolio will be quality cash flow characteristics. Importantly, the portfolio manager also pays close attention to insider activity and management compensation schemes in order to judge the proper alignment of shareholder interests with those of the senior executives.

High-quality companies that meet Wellington Management’s dividend and valuation criteria are ranked on a similar basis. While dividend growth is an important focus of Wellington Management’s investment process, capital appreciation is also considered in determining the attractiveness of the valuation for each security. In order to evaluate each company, all stocks are rated on the basis of upside return potential relative to downside risk over a 12 to 24 month period based on the portfolio manager’s fundamental and qualitative analysis of each company. The portfolio manager monitors the risk/reward profile of each stock, but the most important driver of purchase and sale decisions is the potential for dividend growth and the fundamentals that support that analysis.

In the Portfolio Summary, the disclosures concerning the following risks are deleted in their entirety from the section entitled “Principal Risks”: Financial Services Risk and Focused Investment Risk.

In the Portfolio Summary, the following disclosures are added at the end of the section entitled “Principal Risks”:

Convertible Securities Risk. Investments in convertible securities may be subject to market risk, credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy), interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise) and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. In addition, a convertible security may be bought back by the issuer at a time and a price that is disadvantageous to the Portfolio.

Real Estate Investment Risk. Investments in real estate investment trusts and other real estate related securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region.

In the Portfolio Summary, the disclosure in the first paragraph of the section entitled “Past Performance” is deleted in its entirety and replaced with the following:

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns. Effective on or about February 3, 2014, Wellington Management became the subadviser to the Portfolio. Investment performance prior to that date is attributable to the Portfolio’s former investment subadviser. Effective on or about February 3, 2014, the Russell 1000 Index replaced the S&P 500 Index as the primary benchmark of the Portfolio, and the S&P 500 Index became the secondary benchmark. These benchmark changes were made because the Russell 1000 Index more precisely reflects the market in which the Portfolio invests.

In the Portfolio Summary, the Average Annual Total Return table in the section entitled “Past Performance” is deleted in its entirety and replaced with the following:

Average Annual Total Return as of December 31, 2012

	1 Year	5 Years	10 Years
Class A	12.86%	-0.58%	6.56%
Class B	12.62%	-0.83%	6.30%
Class E	12.70%	-0.74%	6.40%
Russell 1000 Index (reflects no deduction for mutual fund fees or expenses)	16.42%	1.92%	7.52%
S&P 500 Index (reflects no deduction for mutual fund fees or expenses)	16.00%	1.66%	7.10%

In the Portfolio Summary, the disclosure regarding the Portfolio’s subadviser and portfolio managers in the section entitled “Management” is deleted in its entirety and replaced with the following:

Subadviser. Wellington Management Company, LLP (the “Subadviser”) is the subadviser to the Portfolio.

Portfolio Manager. Donald J. Kilbride, Senior Vice President and Equity Portfolio Manager of Wellington Management, has managed the Portfolio since February 2014.

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The disclosures concerning the following risks are deleted in their entirety from the section entitled “Principal Risks of Investing in the Portfolio”: Financial Services Risk and Focused Investment Risk.

The following disclosures are added at the end of the section entitled “Principal Risks of Investing in the Portfolio”:

Convertible Securities Risk

Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. The value of a convertible security will tend to be more susceptible to fixed income security related risks (e.g., interest rate risk and credit risk) when the price of the underlying security is less than the price at which the convertible security may be converted into an equity security. Conversely, the value of a convertible security will tend to be more susceptible to equity security related risks (e.g., market risk) when the price of the underlying security is greater than the price at which the convertible security may be converted into an equity security. An issuer of convertible securities may have the right to buy back the securities at a time and a price that is disadvantageous to the Portfolio.

Real Estate Investment Risk

Real estate investments are subject to market risk, interest rate risk and credit risk. The performance of a Portfolio that invests a substantial portion of its assets in the real estate industry or in securities related to the real estate industry may be adversely affected when the real estate market declines. When a Portfolio focuses its investments in particular sub-sectors of the real estate industry (e.g., apartments, retail, hotels, offices, industrial, health care) or particular geographic regions, the Portfolio’s performance would be especially sensitive to developments that significantly affected those particular sub-sectors or geographic regions. The shares of a Portfolio that concentrates its investments in the real estate industry may be more volatile compared to the value of shares of a portfolio with investments in a mix of different industries.

Investments in real estate investment trusts (“REITs”) may be particularly sensitive to falling property values and increasing defaults on real estate mortgages. Due to their dependence on the management skills of their managers, REITs may underperform if their managers are incorrect in their assessment of particular real estate investments. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986 or failing to maintain exemption from the Investment Company Act of 1940, as amended. An adverse development in any of these areas could cause the value of a REIT to fall and the performance of the Portfolio to decline. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that a REIT could end up holding the underlying real estate. The disposition of such real estate could cause a REIT to incur unforeseen expenses that could reduce the value of the REIT.

Related Risks

Below is information regarding risks related to the principal risks of investing in the Portfolio.

Credit and Counterparty Risk

The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Although securities issued or guaranteed by the U.S. Government are generally considered to be subject to a relatively low amount of credit risk, most securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

The Portfolio may also be subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. If the Portfolio engages in transactions with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

Interest Rate Risk

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price.

Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.

The disclosure in the subsection entitled “Additional Information about the Portfolio’s Investment Strategies—Index Description” is deleted in its entirety and replaced with the following:

Index Descriptions

The Russell 1000 Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market.

The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market.

It is not possible to invest directly in an index.

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In the subsection entitled “Additional Information About Management—The Subadviser,” the first paragraph is deleted in its entirety and replaced with the following:

Under the terms of the agreement between the Subadviser and MetLife Advisers, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by MetLife Advisers and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio manager. The portfolio manager of the Portfolio is indicated below following a brief description of the Subadviser. The SAI provides additional information about the portfolio manager’s compensation, other accounts managed and his ownership of securities in the Portfolio.

In the subsection entitled “Additional Information About Management—The Subadviser,” the fourth and fifth paragraphs are deleted in their entirety and replaced with the following:

Wellington Management Company, LLP, 280 Congress Street, Boston, Massachusetts 02210, is the Subadviser to the Portfolio. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of September 30, 2013, Wellington Management had investment authority with respect to approximately $799 billion in assets.

Donald J. Kilbride, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as the Portfolio Manager of the Portfolio since February 2014. Mr. Kilbride joined Wellington Management as an investment professional in 2002.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUS FOR FUTURE REFERENCE